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                                                                   EXHIBIT 10.19



                           FORM OF LOCK-UP AGREEMENT

                               November __, 2000


S-E Educational Holdings Corp.
______________________________
______________________________
______________________________

Ladies and Gentlemen:

          Concurrently with the execution of this Agreement, S-E Educational Holdings Corp., a newly-formed Delaware corporation (the "Company"), has entered into a Contribution Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), dated as of the date hereof, by and among the Company, Earlychildhood.com, LLC, a California limited liability company ("Earlychildhood"), SmarterKids.com, Inc., a Delaware corporation ("SmarterKids"), and S-E Educational Merger Corp., a newly-formed Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), pursuant to which, and upon the terms and subject to the conditions set forth therein, the combination of Earlychildhood and SmarterKids shall be effected through (i) the contribution to the Company by the holders of LLC Interests of all of the right, title and interest in and to their entire ownership interest in Earlychildhood (the "Contribution") and (ii) the merger of Merger Sub with and into SmarterKids such that SmarterKids becomes a wholly-owned subsidiary of the Company (the "Merger" and, collectively with the Contribution, the "Transactions"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

          As a result of the Transactions, the undersigned shall receive common stock, par value $.01 per share, of the Company (the "Company Common Stock") in exchange for [SmarterKids Common Stock/LLC Interests] held by him, her or it.

          As a condition and inducement to the parties' willingness to enter into the Merger Agreement, the undersigned is entering into this Lockup Agreement (the "Lockup"). The undersigned hereby (i) agrees that the undersigned will not, directly or indirectly, without the prior written consent of the Company, issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale of, maintain any short position with respect to, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to, enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of, any Company Common Stock until the earlier to occur of
(x) 180 days from the Effective Time (as defined in the Merger Agreement) and
(y) the date upon which a secondary offering of the Company's Common Stock for the purposes of effecting the orderly sale of the undersigned's shares of Company Common Stock has been consummated and all such shares of Company Common Stock have been sold thereunder (the "Lockup Period"), and (ii) authorizes the Company during the Lockup Period to cause the transfer agent for the Company Common Stock to decline to transfer or to note stop transfer restrictions on the transfer books and records of the Company with respect to, any shares of Company Common Stock and any securities convertible into or exercisable or exchangeable

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for Company Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder thereof to cause the transfer agent to decline to transfer or to note stop transfer restrictions on such books and records with respect to, such shares or securities.

          Notwithstanding the foregoing, the undersigned may transfer the undersigned's shares of Company Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust primarily for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) as a distribution to partners, shareholders or members of the undersigned, provided that the distributes thereof agree to be bound in writing by the restrictions set forth herein, and provided further that any such distribution shall not involve a disposition for value. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

          The undersigned further agrees, from the date hereof until the end of the Lockup Period, the undersigned will not exercise and will waive his, her or its rights, if any, to require the Company to register any shares of Company Common Stock beneficially owned by the undersigned, except as contemplated by that certain Registration Rights Agreement, dated as of November __, 2000, by and among the Company and certain stockholders of the Company listed on Schedule A thereto.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary in connection with any enforcement hereof. The obligations of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

                                    Very truly yours,


                                    _________________________________

Accepted this ________ day of
November __, 2000 by
S-E EDUCATIONAL HOLDINGS CORP.


By:
   ______________________________________
   Name:
   Title:




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